UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 27, 2024
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information in Item 3.02 of this Current Report on Form 8-K (this “Report”) related to the exchange and the issuance of the Series A Preferred Stock (as defined below) is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

The information in Item 3.02 of this Report related to the exchange transactions is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information in Item 3.02 of this Report related to the exchange transactions is incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities.

As previously disclosed, Nauticus Robotics, Inc., a Delaware corporation (the “Company”) entered into the Second Amendment and Exchange Agreement (the “Exchange Agreement”), by and among the Company and certain institutional investors, pursuant to which such investors would exchange the remaining portion of the amount outstanding under the 5% original issue discount senior secured convertible debentures (the “Existing Notes”) and certain other amounts outstanding with respect thereto, into shares of Series A preferred convertible stock (the “Series A Preferred Stock”), subject to certain adjustments, in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

For details about the terms of the Exchange Agreement and the Series A Preferred Stock, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2024 and December 27, 2024.

On December 27, 2024, the Company and one institutional investor closed the exchange transaction, and the Company issued 27,588 shares of Series A Preferred Stock to such investor. On December 31, 2024, the Company issued 2,504 and 5,342 shares of Series A Preferred Stock to two other investors, respectively. These shares of the Preferred Stock are convertible into shares of the Company’s common stock, subject to a beneficial ownership cap of 9.9% of the issued and outstanding common stock of the Company (with the exception to one investor), and to the stockholder approval requirement pursuant to Nasdaq rule 5635.

The exchange transactions described herein were undertaken in reliance upon the exemptions from registration afforded by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D. The securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Neither this Report nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

To the extent required by Item 5.03 of Form 8-K, the information contained in Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2025	Nauticus Robotics, Inc.

	By:	/s/ John Symington
		Name:	John Symington
		Title:	General Counsel